Investor Presentation 1st Quarter, 2021 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended December 31, 2020 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for loan losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $17.8 billion in assets and 93 branches across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by block-and-tackle community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership (14% of shares outstanding) aligns shareholder interests with day-to-day management and decision-making. – Asset/liability neutral interest rate risk position helps mitigate the impact of a volatile interest rate environment. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 93 BRANCHES 1,512 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended December 31, 2020 Balance Sheet Highlights ($ millions) Total Assets $ 17,753 Loans Held for Investment, Excluding Mortgage Warehouse 1 $ 11,622 Mortgage Warehouse Loans $ 1,454 Total Deposits $ 14,399 Total Stockholders’ Equity $ 2,515 Profitability Metrics 2 Adjusted EPS $ 1.34 Adjusted ROAA 1.34 % Adjusted ROTCE 16.33 % Adjusted Efficiency Ratio 47.16 % Asset Quality Metrics 3 NPAs / Assets 0.29 % NPLs / Loans Held for Investment 0.44 % NCOs (Annualized) 0.11 % Capital Ratios Tier 1 Capital / RWA 10.74 % Total Capital / RWA 13.32 % TCE / Tangible Assets1 8.60 % Tier 1 Capital / Avg. Assets 9.12% 1LHFI includes SBA PPP loans of $804,397 at December 31, 2020. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $52,005. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings, and excludes loans acquired with deteriorated credit quality, totaled $51,416.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team David R. Brooks Chairman, CEO & President Founder – led the investor group that acquired Independent Bank in 1988. Michelle S. Hickox Chief Financial Officer 31 years in financial services; 9 years at the company. James C. White Chief Operating Officer 33 years in financial services; 5 years at the company. James P. Tippit Corporate Responsibility 15 years in financial services; 10 years at the company. Daniel W. Brooks Vice Chairman, Chief Risk Officer 38 years in financial services; 32 years at the company. Mark S. Haynie General Counsel 38 years of experience representing community banks in corporate, regulatory and securities matters. Michael B. Hobbs Chief Banking Officer 26 years in financial services; joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $1,996 $2,462 $4,435 $6,240 $8,998 $11,015 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 36.6% CAGR Since 2013 (Total): 35.1%

NASDAQ: IBTX 8 1.22% 1.05% 0.74% 0.4% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.27% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.51% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.68% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.21%1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Historically Strong Credit Culture Source: S&P Global. Note: Financial data as of and for the quarter ended September 30, 2020 for U.S. and Texas banking industry aggregate data and December 31, 2020 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans. NCOs / Average LoansNPLs / Loans (1)

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act (“TCJA”). $2.88 $2.97 $4.33 $4.46 $4.67 $3.04 $3.45 $4.47 $5.08 $4.87 EPS (2) Adjusted EPS (1) 2016 2017 2018 2019 2020 54.99% 56.13% 52.35% 53.01% 48.79% 52.34% 51.46% 50.47% 45.95% 46.04% Efficiency Ratio Adjusted Efficiency Ratio (1) 2016 2017 2018 2019 2020 14.78% 13.47% 17.06% 16.55% 14.93% 15.61% 15.65% 17.58% 18.85% 15.58% ROTCE Adjusted ROTCE (1) 2016 2017 2018 2019 2020 0.98% 0.96% 1.35% 1.32% 1.23%1.03% 1.12% 1.39% 1.51% 1.28% ROAA Adjusted ROAA (1) 2016 2017 2018 2019 2020 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.24 $0.32 $0.34 $0.40 $0.54 $1.00 $1.05 2014 2015 2016 2017 2018 2019 2020 $15.89 $16.15 $17.85 $21.19 $23.76 $27.44 $28.99 $30.08 $31.05 $32.17 $33.23 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 0 5 10 15 20 25 30 35 Delivering Shareholder Value We have consistently grown tangible book value per share each year since our IPO. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company. 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($)

2020 Q4 Balance Sheet Details

NASDAQ: IBTX 12 CRE 46.3% 1-4 Family 10.9% 1-4 Family Construction 2.5% Consumer 0.5% C&I 29.7% Agricultural 0.6% Construction & Development 9.5% Houston 19.7% Colorado 24.2% As of December 31, 2020: $11,622 Million LHFI 2 $1,454 Million Mortgage Warehouse 0.44% NPAs/LHFI 0.11% NCOs/Avg. Loans 2020 Q4 Annualized 170.80% Allowance/NPLs LOANS BY REGION (12/31/2020) 1Adjusted (non-GAAP) metric. Excludes $3.2 million of unexpected income recognized on credit impaired acquired loans. Owner Occupied CRE 28.9% Non-Owner Occupied CRE 71.1% Central Texas 11.3% 2LHFI excludes mortgage warehouse purchase loans. LOAN COMPOSITION (12/31/2020) Loan Portfolio Overview 4.67% 2020 YTD Adjusted Loan Yield1 North Texas 44.8%

NASDAQ: IBTX 13 Land/Land Development 19.4% CRE Construction 64.9% SFR Construction 15.7% Retail 23.6%Office 14.4% Hotel/Motel 9.2% Multifamily 17.7% Misc. CRE 22.1% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (12/31/2020) Industrial 3.7% C&D PORTFOLIO LOANS > $500 THOUSAND (12/31/2020) Healthcare 9.3% As of December 31, 2020: $1.6 Billion C&D Portfolio Size 84% C&D / Bank Regulatory Capital 95.7% Loans in IBTX Markets1 (Texas and Colorado) $2.3 Million Average Loan Size1 563 C&D Loans1 33.7% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 7.4% Office and Office Warehouse 23.8% Retail 26.1% Hotel/Motel 5.9%Industrial 8.7% Daycare/School 2.6% Healthcare 6.2% Church 2.0% Convenience Store 2.8% Mini Storage 2.6% Restaurant 2.9% Miscellaneous 4.3% Mixed Use (Non-Retail) 1.7% Delearships 1.6% RV & Mobile Home Parks 1.4% Commercial Real Estate CRE COMPOSITION (12/31/2020) As of December 31, 2020: $6.1 Billion CRE Loans 327% CRE / Regulatory Bank Capital $28.5 Million Largest CRE Loan Size $1.2 Million Average CRE Loan Size 28.9% Owner Occupied

NASDAQ: IBTX 15 Retail CRE As of December 31, 2020: $1.8 Billion Retail Loan Portfolio Size $28.5 Million Largest Retail Loan 997 Total Retail Loans 95.4% Loans in IBTX Markets (Texas and Colorado) $1.8 Million Average Loan Size 76 Number of Loans >$5m $9.3 Million Avg. Size of Loans >$5m Strip Center 73.5% Big Box 2% Mixed Use 10.6% Free Standing / Single Tenant 13.9% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 12/31/2020 54% Weighted Average LTV Pre-Pandemic (March 2020) 1.68x Weighted Average DSCR Pre-Pandemic (March 2020)

NASDAQ: IBTX 16 Office Non-Owner Occupied 47.5% Office Owner Occupied 19.3% Office/Warehouse Non-Owner Occupied 21.2% Office/Warehouse Owner Occupied 12.0% Office CRE As of December 31, 2020: $1.6 Billion Total Office CRE $23.0 Million Largest Office Loan $1.0 Million Average Loan Size 31.3% Owner Occupied 33.2% Office/Warehouse OFFICE CRE COMPOSITION 12/31/2020

NASDAQ: IBTX 17 Hotel Loans by Property Location 50.0% 40.4% Texas Colorado Other Hotel & Motel Hotel Loans by Type 82.3% 17.7% CRE Construction & Development 9.6% As of December 31, 2020: $438.3 Million Hotel & Motel Loan Portfolio Size $5.7 Million Average Loan Size 53.1% Average LTV 1.78x Weighted Average DSCR Pre-Pandemic (March 2020) – We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. – We have very limited exposure to those segments of the hotel industry that have been most impacted by the COVID-19 pandemic (i.e. resort and conference hotels). – While we anticipate many of our hotel borrowers to need additional time to recover from pandemic-related economic dislocation, we remain encouraged by the early signs of recovery in occupancy rates. Hotel Loans by Product Type 15.8% 75.9%8.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of December 31, 2020: $205.5 Million Size of Energy Portfolio 92.6% / 7.4% E&P Loans / Services Loans 5.8% Energy Reserve / Energy Loans 1.8% Energy Loans / Total LHFI – We have a small, conservatively-underwritten energy book that is mostly of recent vintage. – Energy assets are well-diversified by basin across the United States. Energy by Type $190.3 $20.7 E&P Services

NASDAQ: IBTX 19 Year Ending $9,860 $14,805 $42,993 $4,460 $8,146 $6,634 Provision expense Net charge-offs 2018 2019 2020 $ in Thousands 19 Provision & Charge-offs 0.01% 0.11%0.02% 0.05%0.05% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.06% 0.05%0.07% Quarter Ending $1,609 $8,381 $23,121 $7,620 $3,871 $595 $1,439 $1,469 $184 $3,542 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020

NASDAQ: IBTX 20 Loans Past Due and Classified Loans $56,544 $73,382 $114,296 $239,605 0.87% 0.93% 0.98% 1.83% Classified Loans % of LHFI 2017 2018 2019 2020 Classified Loans $15,639 $26,908 $22,488 $11,575 0.24% 0.34% 0.19% 0.09% 30 - 89 Days Past Due % of LHFI 2017 2018 2019 2020 Loans 30 - 89 Days Past Due1 1Includes 30- 89 days past due acquired PCI loans. $ in Thousands

Loan Deferral Update as of January 15, 2021

- As of January 15, 2021, 0.4% of our loan accounts* remain in deferral:
  - 1.7% of our loan balances* remain in deferral
  - 1.0% of our loan balances* are on 2nd deferral, or have a 2nd deferral pending
  - 0.6% of our loan balances* are on 3rd deferral, or have a 3rd deferral pending
- As anticipated, the number of deferrals continues to trend downward
- Hotel loans remain the largest category of loans still in deferral, accounting for 61.9% of all deferral balances as of January 15
- Retail deferrals have dropped sharply, falling 94.3% since last update (10/16/20)
- Office deferrals have dropped sharply, falling 95.8% since last update (10/16/20)

*Loan accounts and balances exclude PPP and HFS loans.

0.4%
Number of **Loan Accounts* Remaining in Deferral**

1.7%
Amount of **Loan Balances* Remaining in Deferral**

1.0%
Amount of **Loan Balances* in 2nd Deferral**

0.6%
Amount of **Loan Balances* in 3rd Deferral**

*Loan accounts and balances used in the denominator exclude PPP and HFS loans.

Detail on Remaining Deferrals

As of January 15, 2021 $ in thousands	$ Remaining on 1st Deferral^	$ Granted/Pending 2nd Deferral	$ Granted/Pending 3rd Deferral	**Total $ on Any Deferral**	% of Category Balance** Remaining on 1st Deferral	% of Category Balance** On/ Pending 2nd Deferral	% of Category Balance** Granted/ Pending 3rd Deferral	**% of Category Balance on Any Deferral**
Hotel Loans	$—	$109,708	**$17,560**	**$127,268**	—%	25.0%	4.0%	**29.0%**
Retail Loans	—	393	**4,582**	**4,975**	—%	—%	0.3%	**0.3%**
Office Loans	763	—	**—**	**763**	—%	—%	—%	**—%**
Other CRE and C&D Loans	6,342	4,298	**12,133**	**22,773**	0.2%	0.1%	0.3%	**0.6%**
C&I Loans	2,962	9,679	**32,546**	**45,187**	0.1%	0.5%	1.5%	**2.1%**
Other Loans	1,493	2,061	**1,178**	**4,732**	0.1%	0.1%	—%	**0.2%**
Total Loans	**$11,560**	**$126,139**	**$67,999**	**$205,698**	**0.1%**	**1.0%**	**0.6%**	**1.7%**

^ Includes loans whose deferral period has expired, but where payment has not yet been due, received and/or processed. Includes loans that were granted original 6 month deferrals.

** Category balance as of 12/31/2020

INDEPENDENT BANK GROUP
NASDAQ: IBTX
21

NASDAQ: IBTX 22 Agency Securities 21.6% Mortgage-Backed Securities 38.4% Tax-Exempt Municipals 30.5% Taxable Municipals 3.6% Corporates 1.9% CRA 0.1% U.S. Treasury Securities 3.9% Securities Portfolio As of December 31, 2020: 2.4% Yield 4.07 Duration 6.5% of Total Assets $1.2 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 12/31/2020 Our investment portfolio consists of a diversified mix of liquid, low-risk securities designed to help augment the bank’s liquidity position and manage interest rate risk toward our target “net neutral” position.

NASDAQ: IBTX 23 Noninterest-Bearing Demand 28.9% Interest-Bearing Checking 28.5% Public Funds 12.7% Savings 4.5% Brokered CDs 0.2% CDs < $100k 1.5% CDs > $100k 4.4% IRAs 0.6% (1) Average rate for total deposits 23 2020 YTD Average Rate for Interest-bearing deposits: 0.83% Total cost of deposits QTD Q4 2020: 0.41% Deposit Mix & Pricing DEPOSIT MIX 12/31/2020 DEPOSIT GROWTH VS. AVERAGE RATE Money Market 18.7% Period Ending $6,633 $7,738 $11,941 $14,399 0.46% 0.83% 1.08% 0.59% Deposits Average YTD Rate (1) 2017 2018 2019 2020

NASDAQ: IBTX 24 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 8.20% 9.61% 10.05% 9.76% 9.95% 10.17% 10.24% 10.33% 7.82% 8.92% 9.57% 9.32% 9.67% 8.94% 9.15% 9.12% 11.38% 12.56% 12.58% 11.83% 12.05% 12.44% 13.29% 13.32% 7.17% 8.37% 9.24% 8.98% 8.94% 8.41% 8.68% 8.60% 8.55% 10.05% 10.41% 10.19% 10.38% 10.60% 10.66% 10.74% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/16 12/31/17 12/31/18 12/31/19 2020 Q1 2020 Q2 2020 Q3 2020 Q4

2020 Q4 Results

NASDAQ: IBTX 26 2020 Q4 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $1.35 EPS $58.3 Million Net Income 1.34% Return on Average Assets 47.19% Efficiency Ratio 9.29% Return on Average Equity 0.29% NPAs/Total Assets Adjusted1 $1.34 Adj. EPS $58.0 Million Adj. Net Income 1.34% Adj. Return on Average Assets 47.16% Adj. Efficiency Ratio 9.24% Adj. Return on Average Equity 16.40% Return on Tangible Equity Highlights • Continued solid financial performance in the fourth quarter: ◦ Net income of $58.3 million, or $1.35 per diluted share and adjusted (non-GAAP) net income of $58.0 million, or $1.34 per diluted share ◦ Return on average assets of 1.34% and efficiency ratio of 47.19% ◦ Return on average equity of 9.29%, and return on (non-GAAP) tangible equity of 16.40% • Robust organic deposit growth of 17.27% in 2020 • Substantial liquidity, with cash and securities representing approximately 16.74% of total assets • Strong capital levels with an estimated total capital ratio of 13.32%, leverage ratio of 9.12%, and (non-GAAP) tangible common equity (TCE) ratio of 8.60% • Continued solid credit metrics with nonperforming assets of 0.29% of total assets and provision for loan losses of $3.9 million

2020 Q4 Selected Financials

$ in thousands, except per share data	As of and for the Quarter Ended		
Selected Balance Sheet Data	December 31, 2020	September 30, 2020	December 31, 2019
Total Assets	$17,753,476	$17,117,007	$14,958,207
LHFI, Excluding Mortgage Warehouse Loans[1]	11,622,298	11,651,855	10,928,653
Mortgage Warehouse Loans	1,453,797	1,219,013	687,317
Total Deposits	14,398,927	13,797,560	11,941,336
Total Borrowings (Other Than Junior Subordinated Debentures)	687,175	680,529	527,251
Total Stockholders' Equity	2,515,371	2,476,373	2,339,773
Selected Earnings and Profitability Data			
Net Interest Income	$132,826	$132,007	$128,069
Net Interest Margin	3.42 %	3.52 %	3.81 %
Adjusted Net Interest Margin[2]	3.40 %	3.48 %	3.79 %
Noninterest Income	$19,912	$25,165	$18,229
Noninterest Expense	75,227	73,409	80,343
Net Income	58,274	60,075	50,236
Adjusted Net Income[3]	58,007	59,580	56,799
Basic EPS	1.35	1.39	1.17
Adjusted Basic EPS[3]	1.34	1.38	1.32
Diluted EPS	1.35	1.39	1.17
Adjusted Diluted EPS[3]	1.34	1.38	1.32
Return on Average Assets	1.34 %	1.43 %	1.32 %
Adjusted Return on Average Assets[3]	1.34 %	1.42 %	1.49 %

[1]LHFI includes SBA PPP loans of $804,397 and $825,966 at December 31, 2020 and September 30, 2020, respectively.
[2]Adjusted net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $579, $1,294, and $791 respectively.
[3]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX

27

28 Contact Information Investors & Analysts For more information, please contact: Paul Langdale SVP, Director of Corporate Development Direct – (469) 301-2637 Email – plangdale@ibtx.com NASDAQ: IBTX

Appendix: Non-GAAP Reconciliation

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended December 31, 2020	September 30, 2020	December 31, 2019
Net Interest Income - Reported	(a)	$132,826	$132,007	$128,069
Unexpected income recognized on credit impaired acquired loans		(579)	(1,294)	(791)
Adjusted Net Interest Income	(b)	132,247	130,713	127,278
Provision Expense - Reported	(c)	3,871	7,620	1,609
Noninterest Income - Reported	(d)	19,912	25,165	18,229
Loss (gain) on sale of loans		291	—	—
Gain on sale of branch		—	—	—
Loss (gain) on sale of other real estate		73	—	(24)
Gain on sale of securities available for sale		—	—	(10)
Gain on sale and disposal of premises and equipment		(59)	(34)	—
Recoveries on loans charged off prior to acquisition		(450)	(138)	(425)
Adjusted Noninterest Income	(e)	19,767	24,993	16,451
Noninterest Expense - Reported	(f)	75,227	73,409	80,343
OREO impairment		—	(46)	(377)
Impairment of assets		—	(336)	—
COVID-19 expense		(61)	(141)	—
Acquisition expense		(326)	(316)	(6,619)
Adjusted Noninterest Expense	(g)	74,840	72,570	69,926
Income Tax Expense - Reported	(h)	15,366	16,068	14,110
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$58,274	$60,075	$50,236
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (j)	$58,007	$59,580	$56,799
Average shares for basic EPS	(k)	43,177,824	43,234,913	42,951,701
Average shares for diluted EPS	(l)	43,177,824	43,234,913	42,951,701
Reported Basic EPS	(i) / (k)	$1.35	$1.39	$1.17
Reported Diluted EPS	(i) / (l)	$1.35	$1.39	$1.17
Adjusted Basic EPS	(j) / (k)	$1.34	$1.38	$1.32
Adjusted Diluted EPS	(j) / (l)	$1.34	$1.38	$1.32
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$3,145	$3,175	$3,175
Reported Efficiency Ratio	(f - m) / (a + d)	47.19%	44.69%	52.75%
Adjusted Efficiency Ratio	(g - m) / (b + e)	47.16%	44.57%	46.44%
PROFITABILITY [(2)]				
Total Average Assets	(n)	$17,252,111	$16,713,895	$15,091,382
Total Average Stockholders Common Equity	(o)	$2,496,318	$2,457,423	$2,326,176
Total Average Tangible Common Equity [(3)]	(p)	$1,413,167	$1,371,094	$1,230,344
Reported Return on Average Assets	(i) / (n)	1.34%	1.43%	1.32%
Reported Return on Average Common Equity	(i) / (o)	9.29%	9.73%	8.57%
Reported Return on Average Common Tangible	(i) / (p)	16.40%	17.43%	16.20%
Adjusted Return on Average Assets	(j) / (n)	1.34%	1.42%	1.49%
Adjusted Return on Average Common Equity	(j) / (o)	9.24%	9.65%	9.69%
Adjusted Return on Tangible Common Equity	(j) / (p)	16.33%	17.29%	18.32%

(1) Assumes an adjusted effective tax rate of 20.9%, 21.1% and 21.3%, for the quarters ended December 31, 2020, September 30, 2020 and December 31, 2019, respectively.
(2) Annualized.
(3) Excludes average balance of goodwill and net other intangible assets.

30

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2020	2019	2018	2017	2016
Net Interest Income - Reported	(a)	$516,446	$504,757	$326,252	$265,478	$183,806
Unexpected income recognized on credit impaired acquired loans		(3,209)	(5,120)	(3,711)	(4,063)	(1,765)
Adjusted Net Interest Income	(b)	513,237	499,637	322,541	261,415	182,041
Provision Expense - Reported	(c)	42,993	14,805	9,860	8,265	9,440
Noninterest Income - Reported	(d)	85,063	78,176	42,224	41,287	19,555
Gain on sale of loans		(356)	(6,779)	—	(351)	—
(Gain) loss on sale of branch		—	(1,549)	—	(2,917)	43
Gain on sale of trust business		—	(1,319)	—	—	—
Loss (gain) on sale of other real estate		36	(875)	(269)	(850)	(62)
(Gain) loss on sale of securities available for sale		(382)	(275)	581	(124)	(4)
(Gain) loss on sale and disposal of premises and equipment		(370)	585	(123)	21	(32)
Recoveries on loans charged off prior to acquisition		(4,312)	(2,101)	(962)	(1,182)	—
Adjusted Noninterest Income	(e)	79,679	65,863	41,451	35,884	19,500
Noninterest Expense - Reported	(f)	306,134	321,864	198,619	176,813	113,790
Separation expense		—	(3,421)	—	—	(2,575)
OREO impairment		(784)	(1,801)	(85)	(1,412)	(106)
IPO related stock grants		—	—	(136)	(508)	(543)
Impairment of assets		(462)	(1,173)	—	—	—
COVID-19 expense		(1,915)	—	—	—	—
Acquisition expense		(17,294)	(42,744)	(8,958)	(17,259)	(3,121)
Adjusted Noninterest Expense	(g)	285,679	272,725	189,440	157,634	107,445
Income Tax Expense - Reported	(h)	51,173	53,528	31,738	45,175	26,591
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$201,209	$192,736	$128,259	$76,512	$53,540
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (j)	$210,017	$219,582	$132,183	$88,878	$56,562
Average shares for basic EPS	(k)	43,116,965	43,245,418	29,599,119	25,636,292	18,501,663
Average shares for diluted EPS	(l)	43,116,965	43,245,418	29,599,119	25,742,362	18,588,309
Reported Basic EPS	(i) / (k)	$4.67	$4.46	$4.33	$2.98	$2.89
Reported Diluted EPS	(i) / (l)	$4.67	$4.46	$4.33	$2.97	$2.88
Adjusted Basic EPS	(j) / (k)	$4.87	$5.08	$4.47	$3.47	$3.06
Adjusted Diluted EPS	(j) / (l)	$4.87	$5.08	$4.47	$3.45	$3.04
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,671	$12,880	$5,739	$4,639	$1,964
Reported Efficiency Ratio	(f - m) / (a + d)	48.79%	53.01%	52.35%	56.13%	54.99%
Adjusted Efficiency Ratio	(g - m) / (b + e)	46.04%	45.95%	50.47%	51.46%	52.34%
PROFITABILITY						
Total Average Assets	(n)	$16,357,736	$14,555,315	$9,478,934	$7,966,421	$5,469,542
Total Average Stockholders Common Equity	(o)	$2,435,474	$2,267,103	$1,476,688	$1,139,573	$635,864
Total Average Tangible Common Equity (2)	(p)	$1,347,584	$1,164,915	$751,911	$568,071	$362,287
Reported Return on Average Assets	(i) / (n)	1.23%	1.32%	1.35%	0.96%	0.98%
Reported Return on Average Common Equity (3)	(i) / (o)	8.26%	8.50%	8.69%	6.71%	8.42%
Reported Return on Average Common Tangible (3)	(i) / (p)	14.93%	16.55%	17.06%	13.47%	14.78%
Adjusted Return on Average Assets	(j) / (n)	1.28%	1.51%	1.39%	1.12%	1.03%
Adjusted Return on Average Common Equity (3)	(j) / (o)	8.62%	9.69%	8.95%	7.80%	8.90%
Adjusted Return on Tangible Common Equity (3)	(j) / (p)	15.58%	18.85%	17.58%	15.65%	15.61%

(1) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.
(2) Excludes average balance of goodwill and net other intangible assets and preferred stock.

31

32 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 Tangible Common Equity Total common stockholders equity $2,515,371 $2,476,373 $2,424,960 $2,386,285 $2,339,773 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (88,070) (91,215) (94,390) (97,565) (100,741) Tangible Common Equity $1,433,280 $1,391,137 $1,336,549 $1,294,699 $1,245,011 Tangible Assets Total Assets $17,753,476 $17,117,007 $16,986,025 $15,573,868 $14,958,207 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (88,070) (91,215) (94,390) (97,565) (100,741) Tangible Assets $16,671,385 $16,031,771 $15,897,614 $14,482,282 $13,863,445 Common shares outstanding 43,137,104 43,244,797 43,041,119 43,041,776 42,950,228 Tangible Common Equity To Tangible Assets 8.60% 8.68% 8.41% 8.94% 8.98% Book value per common share $58.31 $57.26 $56.34 $55.44 $54.48 Tangible book value per common share $33.23 $32.17 $31.05 $30.08 $28.99

33 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders equity $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Common Equity $1,433,280 $1,245,011 $839,594 $671,316 $399,869 Tangible Assets Total Assets $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Assets $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 Common shares outstanding 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 Tangible Common Equity To Tangible Assets 8.60% 8.98% 9.24% 8.37% 7.17% Book value per common share $58.31 $54.48 $52.50 $47.28 $35.63 Tangible book value per common share $33.23 $28.99 $27.44 $23.76 $21.19